                                                                     Exhibit 10


                               COURIER CORPORATION
                             COURIER-CITIZEN COMPANY
                             COURIER COMPANIES, INC.
                      COURIER DELAWARE HOLDING CORPORATION
                    COURIER FOREIGN SALES CORPORATION LIMITED
                         COURIER INVESTMENT CORPORATION
                           COURIER KENDALLVILLE, INC.
                            COURIER PROPERTIES, INC.
                             COURIER STOUGHTON, INC.
                             COURIER WESTFORD, INC.
                           NATIONAL PUBLISHING COMPANY
                             COURIER NEW MEDIA, INC.
                              BOOK-MART PRESS, INC.
                              THE HOME SCHOOL, INC.


                                         Dated as of:  February 26, 1999


State Street Bank and Trust Company,
  Individually and as Agent
225 Franklin Street
Boston, Massachusetts 02110

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts  02110

         Re:      AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT

Ladies and Gentlemen:

         We refer to the Revolving Credit Agreement, dated as of March 18, 1997 (as amended, the "Agreement"), among COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC. and THE HOME SCHOOL, INC. (each a "Borrower" and collectively the "Borrowers"), STATE STREET BANK AND TRUST COMPANY, in its capacity as a Bank ("SSB"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), in its capacity as a Bank ("BKB"; and together with SSB, the "Banks"), and STATE STREET BANK AND TRUST COMPANY, in its capacity as agent for the Banks (the "Agent").

         Terms used in this letter of agreement (this "Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

         We have requested you to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

         Effective February 26, 1999, the Agreement is amended as follows:

         (a) The term "Loan Documents" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Amendment No. 3 to Revolving Credit Agreement, dated as of February 26, 1999, among the Borrowers, the Banks, and the Agent.

         (b) Section 1.1.56 of the Agreement is amended to read in its entirety as follows:

         "1.1.56    "Revolving Loan Maturity Date means February 15, 2001."

                                   ARTICLE II

                       AMENDMENT TO REVOLVING CREDIT NOTES

         Effective on February 26, 1999, the Revolving Credit Notes are amended as set forth in the Allonges respectively attached hereto as ANNEX 1 and ANNEX 2.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers jointly and severally represent and warrant to you as follows:

         (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

         (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

         (c) BINDING EFFECT OF DOCUMENTS. This Amendment has been duly authorized, executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                   ARTICLE IV

                                  MISCELLANEOUS

         This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment and return such counterpart to the undersigned, together with the signed Allonges in the form of ANNEX 1 and ANNEX 2, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                 Very truly yours,

                                 The Borrowers:

                                 COURIER CORPORATION


                                 By: s/Lee Cochrane
                                    ------------------------------
                                      Title: V.P. & Treasurer

                                 COURIER CITIZEN COMPANY


                                 By: s/Lee Cochrane
                                    ------------------------------
                                      Title: V.P. & Treasurer

                                 COURIER COMPANIES, INC.


                                 By: s/Lee Cochrane
                                    ------------------------------
                                      Title: Asst. Treasurer

                                 COURIER DELAWARE HOLDING CORPORATION


                                 By: s/William L. Lampe, Jr.
                                    ------------------------------
                                      Title: V.P. & Treasurer


                                 COURIER FOREIGN SALES CORPORATION LIMITED


                                 By: s/Lee Cochrane
                                    ------------------------------
                                      Title: Treasurer

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                                      -4-

                                 COURIER INVESTMENT CORPORATION


                                 By: s/ Lee Cochrane
                                    ------------------------------
                                      Title: Asst. Treasurer

                                 COURIER KENDALLVILLE, INC.


                                 By: s/ Lee Cochrane
                                    ------------------------------
                                      Title: Asst. Treasurer

                                 COURIER PROPERTIES, INC.


                                 By: s/ Lee Cochrane
                                    ------------------------------
                                      Title: Asst. Treasurer

                                 COURIER STOUGHTON, INC.


                                 By: s/ Lee Cochrane
                                    ------------------------------
                                      Title: Asst. Treasurer

                                 COURIER WESTFORD, INC.


                                 By: s/ Lee Cochrane
                                    ------------------------------
                                      Title: Asst. Treasurer

                                 NATIONAL PUBLISHING COMPANY


                                 By: s/ William L. Lampe, Jr.
                                    ------------------------------
                                      Title: Treasurer

                                 COURIER NEW MEDIA, INC.


                                 By: s/ Lee Cochrane
                                    ------------------------------
                                      Title: Asst. Treasurer

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                                      -5-

                                 BOOK-MART PRESS, INC.


                                 By: s/ Lee Cochrane
                                    ------------------------------
                                      Title: Asst. Treasurer

                                 THE HOME SCHOOL, INC.


                                 By: s/ Lee Cochrane
                                    ------------------------------
                                      Title: Asst. Treasurer


         The foregoing Amendment is hereby accepted by the undersigned as of February 26, 1999.

                                 The Banks:

                                 STATE STREET BANK AND TRUST COMPANY


                                 By: s/ J. Landy
                                    ------------------------------
                                      Title: Loan Officer


                                 BANKBOSTON, N.A. (f/k/a The First
                                 National Bank of Boston)


                                 By: s/ Christopher S. Allen
                                    ------------------------------
                                      Title: Director



                                 The Agent:

                                 STATE STREET BANK AND TRUST COMPANY


                                 By: s/ J. Landy
                                    ------------------------------
                                      Title: Loan Officer

                                                                         ANNEX 1


                        ALLONGE TO REVOLVING CREDIT NOTE


$15,000,000.00                                  Dated as of:  February 26, 1999


         This Allonge is made by COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., and THE HOME SCHOOL, INC. (collectively, the "Borrowers"), to that certain Revolving Credit Note dated March 18, 1997, in the face amount of $10,000,000 (as amended by that certain Allonge dated July 22, 1997 and February 27, 1998, the "Note"), executed and delivered by the Borrowers to BankBoston, N.A., f/k/a The First National Bank of Boston, (the "Bank") pursuant to the terms of a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, the Bank, and State Street Bank and Trust Company, Individually and as Agent (as amended, the "Loan Agreement").

         Effective on the day and year first above written, the Revolving Loan Maturity Date shall be extended to February 15, 2001.

         The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

         All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

         This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

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                                      -7-

         Executed as a sealed instrument as of the date first above written.

                                           THE BORROWERS:

WITNESS:                               COURIER CORPORATION


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: V.P. & Treasurer
       Courier Corp.

WITNESS:                               COURIER CITIZEN COMPANY


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: V.P. & Treasurer
       Courier Corp.

WITNESS:                               COURIER COMPANIES, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               COURIER DELAWARE HOLDING CORPORATION


s/ Joan Cavaliere                      By: s/ William L. Lampe, Jr.
--------------------------                ----------------------------
Title: National                           Title: V.P. & Treasurer

WITNESS:                               COURIER FOREIGN SALES CORPORATION LIMITED


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Treasurer
       Courier Corp.

WITNESS:                               COURIER INVESTMENT CORPORATION


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.



                       (signatures continue on next page)

WITNESS:                               COURIER KENDALLVILLE, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               COURIER PROPERTIES, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               COURIER STOUGHTON, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               COURIER WESTFORD, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               NATIONAL PUBLISHING COMPANY


s/ Joan Cavaliere                      By: s/ William L. Lampe, Jr.
--------------------------                ----------------------------
Title: National                           Title: Treasurer

WITNESS:                               COURIER NEW MEDIA, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               BOOK-MART PRESS, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.


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                                      -8-

WITNESS:                                         THE HOME SCHOOL, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

                                                                         ANNEX 2


                        ALLONGE TO REVOLVING CREDIT NOTE


$15,000,000.00                                   Dated as of:  February 26, 1999

         This Allonge is made by COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., and THE HOME SCHOOL, INC. (collectively, the "Borrowers"), to that certain Revolving Credit Note dated March 18, 1997, in the face amount of $10,000,000 (as amended by that certain Allonge dated July 22, 1997 and February 27, 1998, the "Note"), executed and delivered by the Borrowers to State Street Bank and Trust Company (the "Bank"), pursuant to the terms of a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, BankBoston, N.A., f/k/a The First National Bank of Boston, and State Street Bank and Trust Company, Individually and as Agent (as amended, the "Loan Agreement").

         Effective on the day and year first above written, the Revolving Loan Maturity Date shall be extended to February 15, 2001.

         The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

         All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

         This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.









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                                      -11-

       Executed as a sealed instrument as of the date first above written.

                                           The Borrowers:

WITNESS:                               COURIER CORPORATION


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: V.P. & Treasurer
       Courier Corp.

WITNESS:                               COURIER CITIZEN COMPANY


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: V.P. & Treasurer
       Courier Corp.

WITNESS:                               COURIER COMPANIES, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               COURIER DELAWARE HOLDING CORPORATION


s/ Joan Cavaliere                      By: s/ William L. Lampe, Jr.
--------------------------                ----------------------------
Title: National                           Title: VP & Treasurer

WITNESS:                               COURIER FOREIGN SALES CORPORATION LIMITED


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Treasurer
       Courier Corp.

WITNESS:                               COURIER INVESTMENT CORPORATION


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.



                       (signatures continue on next page)

WITNESS:                               COURIER KENDALLVILLE, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               COURIER PROPERTIES, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               COURIER STOUGHTON, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               COURIER WESTFORD, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               NATIONAL PUBLISHING COMPANY


s/ Joan Cavaliere                      By: s/ William L. Lampe, Jr.
--------------------------                ----------------------------
Title: National                           Title: Treasurer

WITNESS:                               COURIER NEW MEDIA, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.

WITNESS:                               BOOK-MART PRESS, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.


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                                      -13-

WITNESS:                               THE HOME SCHOOL, INC.


s/ Elaine M. Imbrogna                  By: s/ Lee Cochrane
--------------------------                ----------------------------
Title: Asst. Treasurer                    Title: Asst. Treasurer
       Courier Corp.







                                      -14-